Exhibit 10.2

EXECUTION COPY

TIME WARNER TELECOM INC.

2.375% CONVERTIBLE SENIOR DEBENTURES DUE 2026

UNDERWRITING AGREEMENT

March 23, 2006

March 23, 2006

Morgan Stanley & Co. Incorporated

Wachovia Capital Markets, LLC

Deutsche Bank Securities Inc.

c/o	Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

Ladies and Gentlemen:

Time Warner Telecom Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”), $325 million principal amount of its 2.375% convertible senior debentures due 2026 (the “Firm Securities”) to be issued pursuant to the provisions of an indenture and a supplemental indenture (each to be dated as of March 29, 2006, together, the “Indenture”) between the Company and Wells Fargo Bank, National Association, as Trustee (the “Trustee”). The Company also proposes to issue and sell to the several Underwriters not more than an additional $48.75 million principal amount of its 2.375% convertible senior debentures due 2026 (the “Additional Securities”) if and to the extent that Morgan Stanley & Co. Incorporated shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Securities (or any portion thereof) granted in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities.” The Securities will be convertible into shares of class A common stock of the Company, par value $.01 per share (the “Class A Common Stock”). The shares of Class A Common Stock into which the Securities are convertible are hereinafter collectively referred to as the “Underlying Securities.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to securities (the “Shelf Securities”), including the Securities, for registration under the Securities Act of 1933, as amended (the “Securities Act”), of such Shelf Securities and the offering thereof from time to time in accordance with Rule 415. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated March 17, 2006 in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities

(or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means the Basic Prospectus as supplemented by the preliminary prospectus supplement dated March 17, 2006. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule I hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and Prospectus shall include the documents, if any, incorporated by reference therein. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Underwriters expressly for use therein or (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Trustee.

(c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows each furnished to the Underwriters before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. For the purposes of this Agreement, the term “subsidiary” refers to all direct and indirect subsidiaries of the Company.

(e) Each subsidiary of the Company has been duly incorporated or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate power or power as a partnership or limited liability company, as applicable, and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim (collectively, “Liens”) except for any Liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or as described in the Time of Sale Prospectus or Registration Statement and all of the partnership interests or limited liability company membership interests in each of the Company’s subsidiaries that is a partnership or a limited liability company, as the case may be, are owned directly or indirectly by the Company, free and clear of all Liens except for any Liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or as described in the Time of Sale Prospectus or Registration Statement .

(f) This Agreement has been duly authorized, executed and delivered by the Company.

(g) The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

(h) The shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

(i) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

(j) The Indenture has been duly authorized and, when executed and delivered by the Trustee and the Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(k) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

(l) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities and will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any of its subsidiaries or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole (including, without limitation, all agreements and indentures listed as Exhibits to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005), or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Securities, except such as have been obtained under the Securities Act and the Exchange Act and as set forth in the Time of Sale Prospectus or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(n) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities or to consummate the transactions contemplated by the Prospectus or (ii) that are required to be described in the

Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(o) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(p) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(q) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(r) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any of the securities of the Company (except as otherwise disclosed in the Registration Statement) or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

(s) Subsequent to the date as of which information is given in the Time of Sale Prospectus, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole, except in each case as described in the Time of Sale Prospectus or the Registration Statement.

(t) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, free and clear of all Liens except for any Liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or Liens permitted under its credit agreement or indentures as are described in the Time of Sale Prospectus or Registration or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or such as do not, singly or in the aggregate, have or could not result in a material adverse effect on the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Time of Sale Prospectus.

(u) Except as described in the Time of Sale Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, currently employed by them in connection with the business now operated by them, except where the failure to own or possess or to have the right to acquire any of the foregoing, singly or in the aggregate, does not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(v) Except as described in the Time of Sale Prospectus, no material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent, except for disputes that do not or would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company is not aware, but without any independent investigation or inquiry, of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(w) The Company and its subsidiaries are insured by insurers that the Company reasonably believes to be of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it is engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Time of Sale Prospectus.

(x) (i) The Company and its subsidiaries possess all permits, licenses, rights of way, approvals, consents and other authorizations (collectively issued by the appropriate federal, state or local regulatory agencies or bodies, (including the Federal Communications Commission (the “FCC”), the public utilities commission, or any equivalent body, of each state in which the Company and its subsidiaries do business and any other relevant state or local governmental department, commission, board, bureau, agency, court or other authority thereof (the “Local Authorities”)) required for the conduct of the telecommunications business now operated by the Company and its subsidiaries (collectively, the “Governmental Licenses”), except where the failure to possess any such Governmental Licenses would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the Governmental Licenses are valid and in full force, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any of the Local Authorities against the Company or any of its subsidiaries and which, singly or in the aggregate, would have a material adverse effect of the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of or is not aware of proceedings relating to the revocation or modification of any such Governmental Licenses or, except as set forth in the Time of Sale Prospectus, that would otherwise affect the operations of the Company or its subsidiaries and which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(y) There is, and has been, no failure on the part of the Company or its subsidiaries, or any of their directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(z) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability and (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa) Ernst & Young LLP, who reported on the annual consolidated financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, are independent accountants as required by the Securities Act.

2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Firm Securities set forth in Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters the Additional Securities, and the Underwriters shall have the right to purchase, severally and not jointly, up to $48.75 million principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. The Underwriters may exercise these rights in whole or from time to time in part by giving written notice of each election to exercise the foregoing option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Underwriters and the date on which such Additional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date for the Firm Securities nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 3 hereof solely for the purpose of covering over allotments made in connection with the offering of the Firm Securities. On each day, if any, that Additional Securities are to be purchased (each an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional securities as you may determine) that bears the same proportion to the total number of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule II hereto opposite the name of such Underwriter bears to the total principal amount of Firm Securities.

The Company hereby agrees that, without the written consent of Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc. on behalf of the Underwriters, it will not, during the period ending

90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock, (ii) file any registration statement with the Commission relating to the offering of any shares of Class A Common Stock or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

The foregoing paragraph shall not apply to (i) the Securities to be sold hereunder or the Underlying Securities, (ii) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and as described in the Prospectus (or filing a registration statement with the Commission related to the issuance or resale of such Class A Common Stock), (iii) the issuance by the Company of any shares of Common Stock, options or other securities to or for the benefit of employees of the Company on or after the date hereof pursuant to the Company’s employee stock ownership plan or equity incentive plans as described in the Time of Sale Prospectus or the Registration Statement and the issuance by the Company of shares of Class A Common Stock upon the exercise of any such options or other securities (or filing a registration statement with the Commission related to the issuance or resale of such Class A Common Stock).

If:

(1) during the last 17 days of the 90-day restricted period described in the third paragraph of this Section 2, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the 90-day restricted period described in the third paragraph of this Section 2, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period; and in each case

(3) at the end of the 90-day restricted period described in the third paragraph of this Section 2, (i) the Company’s shares are not “actively traded securities” as such term is defined in Regulation M under the Securities Act or (ii) the Underwriters are not able to publish or distribute research reports concerning the Company or its industry pursuant to Rule 139 of the Securities Act, then the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

3. Public Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Securities as soon after this Agreement has been executed as in your judgment is advisable. The Company is further advised by the Underwriters that the Securities are to be offered to the public upon the terms set forth in the Prospectus.

4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City on the closing date and time set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated by Morgan Stanley & Co. Incorporated in writing. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for the Firm Securities shall be made against delivery to Morgan Stanley & Co. Incorporated on the Closing Date for the respective accounts of the several Underwriters of the Firm Securities registered in such names and in such denominations as Morgan Stanley & Co. Incorporated shall request in writing not less than one full business day prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Firm Securities to the Underwriters duly paid.

Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than May 8, 2006, as shall be designated in writing by you.

Payment for the Additional Securities shall be made against delivery to Morgan Stanley & Co. Incorporated on the Option Closing Date for the respective accounts of the several Underwriters of the Additional Securities registered in such names and in such denominations as you shall request in writing not less than one full business day prior to the relevant Option Closing Date, with any transfer taxes payable in connection with the transfer of the Additional Securities to the Underwriters duly paid set forth on Schedule I hereto.

The Firm Securities and Additional Securities shall be in definitive form or global form, as specified by Morgan Stanley & Co. Incorporated, and in such denominations as Morgan Stanley & Co. Incorporated shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Securities and Additional Securities shall be delivered to Morgan Stanley & Co. Incorporated on the Closing Date for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriter duly paid, against payment of the Purchase Price therefor.

5. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Date and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Underwriters shall have received on the Closing Date an opinion of Faegre & Benson LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

(i) to such counsel’s knowledge, (A) there are not any pending or threatened governmental proceedings before any court or governmental agency or authority or any arbitrator to which the Company is a party or to which any of the properties of the Company is subject of a character required to be disclosed in the Time of Sale Prospectus which are not disclosed as required, and (B) there is no contract, indenture, mortgage, loan agreement, note, lease or other document of a character required to be described in the Time of Sale Prospectus which is not described as required;

(ii) the shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and are validly issued and fully paid and non-assessable;

(iii) the Securities conform in all material respects to the description thereof contained in the Time of Sale Prospectus;

(iv) the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture;

(v) the Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under (A) the Delaware General Corporation Law, (B) the certificate of incorporation or by-laws of the Company, or (C) to the knowledge of such counsel, any agreement or instrument to which the Company is a party;

(vi) this Agreement has been duly authorized, executed and delivered by the Company;

(vii) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability;

(viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Securities except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and as for such as may be required by the FCC or Local Authorities, as to which such counsel expresses no opinion;

(ix) the statements relating to legal matters, documents or proceedings included in (A) the Time of Sale Prospectus and the Prospectus under the captions “Description of the Debentures,” “Description of Capital Stock,” insofar as relevant to the offering of the Securities, “Underwriters” (except relating to price, stabilization, short positions and passive market making activities, as to which such counsel need not express an opinion), “Description of the Debt Securities,” and “Description of Common Stock” and (B) the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein fairly summarize in all material respects such matters, documents or proceedings;

(x) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required except for statutes or regulations relating to telecommunications law, the FCC or Local Authorities, as to which such counsel expresses no opinion;

(xi) the Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(xii) the statements set forth under “Certain U.S. Federal Income Tax Considerations,” insofar as they purport to describe the material tax consequences to a U.S. Holder (as defined in the Time of Sale Prospectus) of an investment in the Securities, fairly summarize the matters therein described

(xiii) (A) in the opinion of such counsel (1) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive as of its filing date in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (2) the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein and except for that part of the Registration Statement that constitutes the Form T-1, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) any part of the Registration Statement, when such part became effective, (except for the financial statements and financial schedules and other financial and statistical data included therein and except for that part of the Registration Statement that constitutes the Form T-1, as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein and except for that part of the Registration Statement that constitutes the Form T-1, as to which such counsel need not express any belief) on the date of this Agreement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as of the date of this Agreement or as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or (4) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) as amended or supplemented, if applicable, as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading; and

(d) The Underwriters shall have received on the Closing Date an opinion of Paul B. Jones, Esq., Senior Vice President and General Counsel of the Company, dated the Closing Date, to the effect that:

(i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(ii) each subsidiary of the Company has been duly incorporated, or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(iii) except as otherwise disclosed in the Time of Sale Prospectus, all of the issued shares of capital stock of each subsidiary of the Company that is a corporation have been validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company free and clear of all liens, except for any liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or as described in the Time of Sale Prospectus or Registration Statement; and all of the partnership interests and membership interests in each of the subsidiaries of the Company that is a partnership or a limited liability company, are owned directly by the Company free and clear of all liens, except for any liens securing indebtedness of the Company or its subsidiaries for borrowed money (including pursuant to its credit agreement or indentures) or as described in the Time of Sale Prospectus or Registration Statement;

(iv) the authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Time of Sale Prospectus;

(v) the statements contained in the Time of Sale Prospectus under the captions “Risk Factors – Several customers account for a significant portion of our revenue, and some of our customers’ purchases may not continue due to customer consolidations, financial difficulties or other factors,” “Risk Factors – We have experienced reductions in switched access and reciprocal compensation revenue as a result of regulatory rate reform, and we may experience further such reductions in the future,” “Risk Factors – Risks Relating to Our Business – We may be adversely affected by changes in the regulation of special access services,” “Risk Factors – Risks Relating to Our Business – We must obtain access to rights-of-way and pole attachments on reasonable terms and conditions,” “Risk Factors – Risks Relating to Our Business – Our revolving credit facility and term loan B and the indentures relating to each outstanding series of our senior notes contain restrictive covenants that may limit our flexibility, and breach of those covenants may cause us to be in default under those agreements,” “Risk Factors – Risks Relating to Our Ownership Structure – We are controlled by the Class B Stockholders,” “Risk Factors – Risks Relating to Our Ownership Structure – Time Warner Inc. can sell control of us at any time, and sales by the Class B stockholders could adversely affect us,” “Risk Factors – Risks Relating to Our Ownership Structure – Each of the Class B stockholders has veto rights over certain actions”; and, except as updated in the Prospectus or in any later document incorporated by reference into the Prospectus, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 under the captions “Item 1. Business—Services— Limitation on Residential and Content Services,” “Item 1. Business—Competition,” “Item 1. Business—Government Regulation,” “Item 1A. Risk Factors—Risks Relating to Our Business—Several customers account for a significant proportion of our revenue, and some of our customers’ purchases may not continue due to customer consolidations, financial difficulties or other factors,” “Item 1A. Risk Factors—Risks Relating to Our Business—We must obtain access to rights-of-way and pole attachments on reasonable terms and conditions,” “Item 1A. Risk Factors—Risks Relating to Our Business—We have experienced reductions in switched access and reciprocal compensation revenue as a result of regulatory rate reform, and we may experience further such reductions in the future,” “Item 1A. Risk Factors—Risks Relating to Our Business—We may be adversely affected by changes in the regulation of special access services,” “Item 1A. Risk Factors—Risks Relating to Our Business—We may be adversely affected by changes to the Communications Act,” “Item 1A. Risk Factors—Risks Relating to Our Ownership Structure—We are controlled by the Class B Stockholders,” “Item 1A. Risk Factors—Risks Relating to Our Ownership Structure—Each of the Class B Stockholders has veto rights over certain actions,” “Item 1A. Risk Factors—Risks Relating to Our Ownership Structure—Time Warner Inc. can sell control of us at any time, and sales by the Class B Stockholders could adversely affect us,” “Item 3. Legal Proceedings” and “Item 13. Certain Relationships and Related Transactions” and except as updated in the Time of Sale Prospectus or in any later document incorporated by reference in the Time of Sale Prospectus , in the Company’s definitive proxy statement for the Company’s Annual Meeting of Stockholders held on June 16, 2005 as filed with the Commission under the caption “Certain Relationships and Related Transactions,” in each case insofar as such statements constitute a summary of the legal or regulatory matters or legal or regulatory proceedings referred to therein, are correct in all material respects and do not omit a material fact necessary to make the statements contained therein not misleading;

(vi) to such counsel’s knowledge, the Company possesses the governmental licenses required by federal or state telecommunications regulatory bodies necessary for the Company’s existing services (the “Communications Licenses”) and the Company is in compliance with the terms and conditions of all such Communications Licenses, except where the failure to so comply would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and such Communications Licenses are valid and in full force and effect, except where the invalidity of such Communications Licenses to be in full force and effect would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(vii) there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any state telecommunications regulatory body against the Company and its subsidiaries which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and, to the best of such counsel’s knowledge, neither the Company nor any of its subsidiaries is the subject of, or threatened by, any proceedings relating to the revocation or modification of any such Communications Licenses or, except as set forth in the Time of Sale Prospectus, that would otherwise adversely affect the operation of the Company and its subsidiaries, taken as a whole, which singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(viii) the execution, delivery and performance of this Agreement, the Indenture, the consummation of the transactions contemplated herein, the issuance and sale of the Securities, and the use of proceeds from the sale of the Securities to the extent expressly described in the Time of Sale Prospectus under the caption “Use of Proceeds,” and compliance by the Company with their obligations under this Agreement, the Indenture and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any federal or state telecommunications regulatory body having jurisdiction over the Company except for such violations that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(ix) to such counsel’s knowledge, there are no telecommunications statutes or regulations that are required to be described in the Time of Sale Prospectus that are not described as required; and

(x) the execution and delivery by the Company of, and the performance by the Company of their obligations under, this Agreement, the Indenture and the Securities will not contravene any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company (including, without limitation, all agreements and indentures listed as Exhibits to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005).

(e) The Underwriters shall have received on the Closing Date an opinion of Shearman & Sterling LLP and an opinion of Davis Polk & Wardwell, counsels for the Underwriters, dated the Closing Date, in the form and substance reasonably satisfactory to you.

(f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(g) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and substantially all of the executive officers and directors of the Company listed on Schedule IV hereto relating to sales and certain other dispositions of shares of Class A Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(h) The Underwriters shall have received on the Closing Date such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Securities and other matters related to the issuance of the Securities.

The several obligations of the Underwriters to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of each of the documents referred to above dated as of the Option Closing Date (except that insofar as any documents relate to Securities, they may be limited to covering only Additional Securities).

6. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

(c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Securities as in the reasonable opinion of counsel for the Underwriters the

Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(h) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by the rating agencies for the rating of the Securities, (vi) the cost of the preparation, issuance and delivery of the Securities, (vii) the costs and charges of any trustee, transfer agent, registrar or depositary, and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission;

(k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business or (iii) securities or warrants permitted with the prior written consent of the Underwriters identified in Schedule II with the authorization to release this lock-up on behalf of the Underwriters).

(l) To prepare a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the Securities or the offering in a form consented to by the Underwriters, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Securities.

7. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter. The Underwriters further covenant with the Company to pay or cause to be paid the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities.

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any electronic roadshow or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any electronic roadshow or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any other free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act or the Prospectus or any amendment or supplement thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Underwriters authorized to appoint counsel under this Section set forth in Schedule III hereto, in the case of parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Securities as set forth in the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

(e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Underwriters’ Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Underwriters’ Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Underwriters’ Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Underwriters’ Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Underwriters’ Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of

Underwriters’ Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters’ Firm Securities and the aggregate principal amount of Underwriters’ Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Underwriters’ Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Underwriters’ Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Securities and the aggregate number of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

(b) The Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this

Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at the address set forth in Schedule III hereto; if to the Company shall be delivered, mailed or sent to the address set forth in Schedule III hereto.

Very truly yours,

TIME WARNER TELECOM INC.

By:	/s/ Paul B. Jones
	Name:	Paul B. Jones
	Title:	Senior Vice President, General Counsel & Regulatory Policy

MORGAN STANLEY & CO. INCORPORATED WACHOVIA CAPITAL MARKETS, LLC DEUTSCHE BANK SECURITIES INC.

Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

By:	Morgan Stanley & Co. Incorporated

By:	/s/ Jon Yourkoski
	Name:	Jon Yourkoski
	Title:	Vice President

SCHEDULE I

Term sheet To prospectus dated March 17, 2006, prospectus supplement dated March 17, 2006	Term Sheet to Prospectus Supplement Registration Statement No. 333-132504 Dated March 17, 2006 Filed Pursuant to Rule 433

Time Warner Telecom Inc.

$325,000,000

2.375% Convertible Senior Debentures due 2026

Issuer:	Time Warner Telecom Inc.

Ticker:	TWTC

Title of securities:	2.375% Convertible Senior Debentures due 2026

Aggregate principal amount offered:	$325 million

Principal amount per debenture:	$1,000

Issue price:	100%

Over-allotment option:	$48.75 million

Aggregate Underwriting Compensation:	$8.125 million (excluding option to purchase up to $48.75 million of additional debentures)

Proceeds Net of Aggregate Underwriting Compensation:	$316.875 million (excluding option to purchase up to $48.75 million of additional debentures)

Annual interest rate:	2.375% per annum

Conversion premium:	27.50%

Reference price:	$14.62

Conversion price:	$18.6405 per share of Class A common stock

Conversion rate:	53.6466 shares of Class A common stock per $1,000 aggregate principal amount of debentures

Trustee:	Wells Fargo Bank, National Association

Interest payment dates:	April 1 and October 1 of each year, beginning October 1, 2006

Maturity:	April 1, 2026

Redemption:	At any time on or after April 6, 2013, the issuer may redeem the debentures either in whole or in part at a redemption price equal to 100% of the principal amount of the debentures to be redeemed, plus accrued and unpaid interest, if any, up to, but excluding, the redemption date.

Repurchase at the Option of the Holder:	Holders may require the issuer to repurchase all or part of their debentures for cash on April 1, 2013, April 1, 2016 and April 1, 2021 at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, up to, but excluding, the date of repurchase.

Designated Event:	If a designated event occurs prior to maturity, holders will have the right to require the issuer to purchase all or part of their debentures for cash at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, up to, but excluding, the date of repurchase.

Ranking:	The debentures will be senior unsecured debt of the issuer and will rank equal in right of payment with all other existing and future senior unsecured debt of the issuer. The debentures will rank junior of payment to the existing and future secured debt of the issuer to the extent of the value of the assets securing such debt. The debentures will be structurally subordinated to all existing and future liabilities of the subsidiaries of the issuer.

Use of proceeds:	The issuer intends to use the net proceeds from this offering to redeem a portion of its 101/8% senior notes due 2011.

Listing:	There is no plan to list the debentures on any securities exchange or to include them in any automated quotation system.

Trade date:	March 23, 2006

Settlement date:	March 29, 2006

CUSIP:	887319 AC 5

ISIN NUMBER:	US887319AC51

Underwriters:	Morgan Stanley & Co. Incorporated (Deal Coordinator and Bookrunner) Wachovia Capital Markets, LLC (Bookrunner) Deutsche Bank Securities Inc. (Bookrunner)

Adjustment to conversion rate upon a Fundamental Change:	The following table sets forth the Stock Price, Effective Date and number of additional shares to be issuable per $1,000 principal amount of debentures upon conversions in connection with a Fundamental Change:

Stock Price

Effective Date	$14.62	$15.00	$16.00	$17.00	$18.00	$19.00	$20.00	$22.50	$25.00	$27.50	$30.00	$40.00	$50.00	$60.00	$70.00
March 29, 2006	14.7528	14.0824	12.5250	11.2179	10.1101	9.1656	8.3519	6.7566	5.6014	4.7370	4.0713	2.4927	1.7058	1.2387	0.9305
April 1, 2007	14.6572	13.9452	12.2986	10.9260	9.7709	8.7933	7.9573	6.3393	5.1892	4.3439	3.7037	2.2299	1.5203	1.1048	0.8315
April 1, 2008	14.5279	13.7682	12.0194	10.5724	9.3644	8.3506	7.4912	5.8527	4.7145	3.8962	3.2890	1.9429	1.3216	0.9629	0.7270
April 1, 2009	14.3599	13.5390	11.6599	10.1189	8.8452	7.7875	6.9010	5.2446	4.1291	3.3514	2.7909	1.6116	1.0969	0.8038	0.6103
April 1, 2010	14.1660	13.2614	11.2042	9.5360	8.1748	7.0609	6.1418	4.4732	3.3999	2.6859	2.1939	1.2363	0.8483	0.6284	0.4810
April 1, 2011	13.9286	12.9005	10.5803	8.7268	7.2425	6.0545	5.0985	3.4439	2.4611	1.8599	1.4777	0.8230	0.5785	0.4356	0.3366
April 1, 2012	13.6924	12.4399	9.6371	7.4468	5.7514	4.4550	3.4681	1.9435	1.2054	0.8440	0.6569	0.3967	0.2908	0.2220	0.1729
April 1, 2013	14.7528	13.0201	8.8534	5.1769	1.9090	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

If the Stock Price is between two Stock Prices in the table or the Effective Date is between two Effective Dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower Stock Prices and the two Effective Dates, as applicable, based on a 365-day year. In addition, if the Stock Price is less than $14.62 or in excess of $70.00 per share, subject to adjustment, the issuer is not required to increase the conversion rate. In no event, however, will the total number of shares issuable upon conversion of a debenture exceed 68.3994 per $1,000 principal amount of debentures, subject to adjustments.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any Underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling, if you are a retail investor, toll-free 1-800-584-6837 or if you are an institutional investor by calling toll-free 1-866-718-1649.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

SCHEDULE II

Underwriter	Principal Amount of Securities To Be Purchased
Morgan Stanley & Co. Incorporated	$178,750,000
Wachovia Capital Markets, LLC	$113,750,000
Deutsche Bank Securities Inc.	$32,500,000

Total	$325,000,000

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SCHEDULE III

Underwriters authorized to release lock-up under Section 2:	Morgan Stanley & Co. Incorporated Wachovia Capital Markets, LLC Deutsche Bank Securities Inc.

Underwriter authorized to appoint counsel under Section 8(c):	Morgan Stanley & Co. Incorporated

Address for Notices to the Company:	Time Warner Telecom Inc. Attn: General Counsel 10475 Park Meadows Drive Littleton, Colorado 80124

Address for Notices to the Underwriters:	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036

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SCHEDULE IV

PARTIES TO LOCK-UP AGREEMENTS

Larissa L. Herda

Olaf Olafsson

Richard J. Davies

Spencer B. Hays

Robert D. Marcus

George S. Sacerdote

Roscoe C. Young, II

Kevin W. Mooney

Mark D. Hernandez

Mark A. Peters

Paul B. Jones

John T. Blount

Catherine A. Hemmer

Michael A. Rouleau

Julie A. Rich

Robert W. Gaskins

Jill R. Stuart

IV-1

EXHIBIT A

Morgan Stanley & Co. Incorporated

Wachovia Capital Markets, LLC

Deutsche Bank Securities Inc.

c/o	Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

Dear Sirs and Mesdames:

The undersigned understands that Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc. (the “Underwriters”) severally propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Time Warner Telecom Inc., a Delaware corporation (the “Company”), providing for the public offering by the Underwriters of Convertible Debentures of the Company (the “Securities”) (such offering referred to as the “Offering”). The Convertible Debentures will be convertible into shares of Class A common stock of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc. on behalf of the Underwriters, he or she will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus supplement relating to the Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) sales of shares of Class A Common Stock through existing Rule 10b5-1 plans as in effect on March 16, 2006, (ii) the transfer by a bona fide gift of Class A Common Stock, provided that (a) the transferee shall enter into a written agreement accepting the restrictions set forth in the preceding sentence and (b) no filing of a registration statement with the Commission or other filing with the Commission, including under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall

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be required or shall be voluntarily made in respect of the transfer during the 90-day restricted period, and (vi) transactions relating to shares of Class A Common Stock or other securities of the Company acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made during the 90-day restricted period in connection with subsequent sales of Common Stock or other securities of the Company acquired in such open market transactions.

In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc. on behalf of the Underwriters, he or she will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If:

(4) during the last 17 days of the 90-day restricted period the Company issues a earnings release or material news or a material event relating to the Company occurs; or

(5) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period; and in each case

(6) at the end of the 90-day restricted period, (i) the Company’s shares are not “actively traded securities” as such term is defined in Regulation M under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) the Underwriters are not able to publish or distribute research reports concerning the Company or its industry pursuant to Rule 139 of the Securities Act, then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

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The undersigned understands that whether or not the Offering actually occurs depends on a number of factors, including market conditions. The Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Name)

(Address)

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